FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


This Fourth Amendment to Loan and Security Agreement ("Amendment") is dated November 12, 1996 and entered into by and among HELLER FINANCIAL, INC. ("Lender"), and PERMA-FIX ENVIRONMENTAL SERVICES, INC. ("Parent") and all those direct and indirect subsidiaries of Parent whose names are inscribed on the signature pages of the Agreement as defined below (all said subsidiaries and Parent collectively referred to herein as "Borrowers").

    WHEREAS, Lender and Borrowers have entered into a Loan and Security Agreement (as amended, the "Agreement") dated January 27, 1995; and

    WHEREAS, an Event of Default is in existence under subsection 8.1(C) of the Agreement as a result of Borrowers' breach of the Fixed Charge Coverage covenant contained in subsection 6.4 for the nine months ended September 30, 1996 (the "Existing Event of Default"); and

    WHEREAS, Borrowers have requested that Lender waive the Existing Event of Default and amend the Fixed Charge Coverage covenant for the ten months ended October 31, 1996, the eleven months ended November 30, 1996 and the twelve months ended December 31, 1996; and

    WHEREAS, Lender has agreed to waive the Existing Event of Default and to amend the Fixed Charge Coverage covenant of the Agreement, subject to the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement, and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                          ARTICLE I.  DEFINTIONS

    Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                          ARTICLE II.  AMENDMENTS

    Section 2.01.  Amendment to Subsection 6.4 "Fixed Charge
Coverage". Subsection 6.4 shall be, and the same is hereby deleted in its entirety for the periods set forth below and the following substituted therefore:

    Applicable Period                  Ratio

    Ten Months Ended 10/31/96           .30:1
    Eleven Months Ended 11/30/96        .30:1
    Twelve Months Ended 12/31/96        .30:1
    Twelve Months Ended 1/31/97         .75:1
    Twelve Months Ended 2/28/97         .75:1
    Twelve Months Ended 3/31/97         .75:1
    Twelve Months Ended 4/30/97         .75:1
    Twelve Months Ended 5/31/97         .75:1
    Twelve Months Ended 6/30/97         .75:1
    Twelve Months Ended 7/31/97         .75:1
    Twelve Months Ended 8/31/97         .75:1
    Twelve Months Ended 9/30/97         .75:1
    Twelve Months Ended 10/31/97        .75:1
    Twelve Months Ended 11/30/97        .75:1
    Twelve Months Ended 12/31/97       1.00:1

                            ARTICLE III. WAIVER

    Section 3.01. Waiver of Existing Event of Default. Lender hereby waives the Existing Event of Default.

                        ARTICLE IV.  MISCELLANEOUS

    Section 4.01. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by Lender):

    (a) there shall have occurred no material adverse change in the business, operations, financial conditions, profits or prospects, or in the Collateral of Borrowers;

    (b) Borrowers shall have executed and delivered such other documents and instruments as Lender may require;

    (c) Borrowers shall have paid Lender a fee in the amount of $5,000 for the issuance of this Amendment and a documentation fee in the amount of $250; and

    (d) Borrowers shall have caused Ally Capital to waive any existing events of default under the Ally Capital Lease and to amend the Ally Capital Lease such that the financial covenants set forth therein are not more restrictive than those set forth in the Agreement; and

    (e) all corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

    Section 4.02 Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and supersweded by this Amendment, the terms nad provisions of the Agreement, are ratified and confirmed and shall continue in full force and effect.

    Section 4.03 Corporate Action. The execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of Borrowers and will not violate the Articles of Incorporation or Bylaws of Borrowers.

    Section 4.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

    Section 4.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrowers and their respective successors and assigns;

    Section 4.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                   [Signatures are on following pages.]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

                        Lender:

                        HELLER FINANCIAL, INC., a
                        Delaware corporation


                        By
                          _________________________

                        Title
                             ______________________

                        Borrowers:

                        PERMA-FIX ENVIRONMENTAL
                        SERVICES, INC., a Delaware
                        corporation


                        By /s/ Louis Centofanti
                          _______________________________________
                          Name: Dr. Louis F. Centofanti
                               ________________________________
                          Title: CEO
                               _________________________________

                        Attest: /s/ Richard T. Kelecy
                             ___________________________________
                          Name: Richard T. Kelecy
                               ________________________________
                          Title: Chief Financial Officer
                               _________________________________

                        INDUSTRIAL WASTE MANAGEMENT,
                        INC., a Missouri corporation


                        By /s/ Louis F. Centofanti
                          _______________________________________
                          Name: Dr. Louis F. Centofanti
                               ________________________________
                          Title: CEO
                               _________________________________

                        Attest: /s/ Richard T. Kelecy
                             ___________________________________
                          Name: Richard T. Kelecy
                               ________________________________
                          Title: Chief Financial Officer
                               _________________________________

                        PERMA-FIX, INC., an Oklahoma
                        corporation


                        By /s/ Louis F. Centofanti
                          _______________________________________
                          Name: Dr. Louis F. Centofanti
                               ________________________________
                          Title: CEO
                               _________________________________

                        Attest: /s/ Richard T. Kelecy
                             ___________________________________
                          Name: Richard T. Kelecy
                               ________________________________
                          Title: Chief Financial Officer
                               _________________________________

                        PERMA-FIX OF DAYTON, INC.,
                        an Ohio corporation


                        By /s/ Louis F. Centofanti
                          _______________________________________
                          Name: Dr. Louis F. Centofanti
                               ________________________________
                          Title: CEO
                               _________________________________

                        Attest: /s/ Richard T. Kelecy
                             ___________________________________
                          Name: Richard T. Kelecy
                               ________________________________
                          Title: Chief Financial Officer
                               _________________________________


                        PERMA-FIX OF FLORIDA, INC.,
                        a Florida corporation


                        By /s/ Louis F. Centofanti
                          _______________________________________
                          Name: Dr. Louis F. Centofanti
                               ________________________________
                          Title: CEO
                               _________________________________


                        Attest: /s/ Richard T. Kelecy
                             ___________________________________
                          Name: Richard T. Kelecy
                               ________________________________
                          Title: Chief Financial Officer
                               _________________________________

                        PERMA-FIX OF FORT LAUDERDALE,
                        INC., a Florida corporation


                        By /s/ Louis F. Centofanti
                          _______________________________________
                          Name: Dr. Louis F. Centofanti
                               ________________________________
                          Title: CEO
                               _________________________________

                        Attest: /s/ Richard T. Kelecy
                             ___________________________________
                          Name: Richard T. Kelecy
                               ________________________________
                          Title: Chief Financial Officer
                               _________________________________

                        PERMA-FIX OF MEMPHIS, INC.,
                        a Tennessee corporation


                        By /s/ Louis F. Centofanti
                          _______________________________________
                          Name: Dr. Louis F. Centofanti
                               ________________________________
                          Title: CEO
                               _________________________________


                        Attest: /s/ Richard T. Kelecy
                             ___________________________________
                          Name: Richard T. Kelecy
                               ________________________________
                          Title: Chief Financial Officer
                               _________________________________



                        PERMA-FIX OF NEW MEXICO, INC.,
                        a New Mexico corporation


                        By /s/ Louis F. Centofanti
                          _______________________________________
                          Name: Dr. Louis F. Centofanti
                               ________________________________
                          Title: CEO
                               _________________________________


                        Attest: /s/ Richard T. Kelecy
                             ___________________________________
                          Name: Richard T. Kelecy
                               ________________________________
                          Title: Chief Financial Officer
                               _________________________________

                        PERMA-FIX TREATMENT SERVICES,
                        INC., an Oklahoma corporation

                        By /s/ Louis F. Centofanti
                          _______________________________________
                          Name: Dr. Louis F. Centofanti
                               ________________________________
                          Title: CEO
                               _________________________________

                        Attest: /s/ Richard T. Kelecy
                             ___________________________________
                          Name: Richard T. Kelecy
                               ________________________________
                          Title: Chief Financial Officer
                               _________________________________

                        SCHREIBER, GRANA & YONLEY,
                        INC., a Missouri corporation


                        By /s/ Louis F. Centofanti
                          _______________________________________
                          Name: Dr. Louis F. Centofanti
                               ________________________________
                          Title: CEO
                               _________________________________


                        Attest: /s/ Richard T. Kelecy
                             ___________________________________
                          Name: Richard T. Kelecy
                               ________________________________
                          Title: Chief Financial Officer
                               _________________________________

                        MINTECH, INC., an Oklahoma
                        corporation


                        By /s/ Louis F. Centofanti
                          _______________________________________
                          Name: Dr. Louis F. Centofanti
                               ________________________________
                          Title: CEO
                               _________________________________


                        Attest: /s/ Richard T. Kelecy
                             ___________________________________
                          Name: Richard T. Kelecy
                               ________________________________
                          Title: Chief Financial Officer
                               _________________________________

                        RECLAMATION SYSTEMS, INC., an
                        Oklahoma corporation


                        By /s/ Louis F. Centofanti
                          _______________________________________
                          Name: Dr. Louis F. Centofanti
                               ________________________________
                          Title: CEO
                               _________________________________

                        Attest: /s/ Richard T. Kelecy
                             ___________________________________
                          Name: Richard T. Kelecy
                               ________________________________
                          Title: Chief Financial Officer
                               _________________________________















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